Exhibit 99.1

EARNINGS RELEASE

By:	Expeditors International of Washington, Inc. 1015 Third Avenue, Suite 1200 Seattle, Washington 98104

CONTACTS:	R. Jordan Gates	Bradley S. Powell
	President and Chief Operating Officer	Chief Financial Officer
	(206) 674-3427	(206) 674-3412

FOR IMMEDIATE RELEASE

EXPEDITORS ANNOUNCES 2009 FOURTH QUARTER EARNINGS PER SHARE OF $.321

SEATTLE, WASHINGTON—February 23, 2010, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced quarterly total revenues and operating income of $1,246,911,000 and $110,354,000 as compared with $1,307,389,000 and $119,205,000 for the same quarter of 2008, a decrease of 5% and 7%, respectively. Net earnings attributable to shareholders were $69,135,000 for the fourth quarter of 2009, compared with $77,728,000 for the same quarter of 2008, a decrease of 11%. Net revenues for the fourth quarter of 2009 decreased 8% to $369,712,000 as compared with $402,481,000 reported for the fourth quarter of 2008. Diluted net earnings attributable to shareholders per share for the fourth quarter were $.32 as compared with $.36 for the same quarter in 2008, a decrease of 11%. The Company also reported that same store net revenues and operating income decreased 8% and 7%, respectively, for the fourth quarter of 2009 when compared with 2008.

For the year ended December 31, 2009, total revenues and operating income were $4,092,283,000 and $385,001,000 as compared with $5,633,878,000 and $473,136,000 for the same period in 2008, decreases of 27% and 19%, respectively. Net earnings attributable to shareholders fell to $240,217,000 from $301,014,000 in 2008, a decrease of 20%. Net revenues for the year decreased to $1,382,786,000 from $1,603,261,000 for 2008, down 14%. Diluted net earnings attributable to shareholders per share for the year 2009 were $1.11 as compared with $1.37 for the same period of 2008, an 19% decrease. Same store net revenues and operating income decreased 14% and 19%, respectively, for the year ended December 31, 2009, when compared with the same period of 2008.

“In a year that began amidst fears of a global financial Armageddon, these fourth quarter results were somewhat better than anticipated and we’re very encouraged by them. Against all stated odds, we actually ended up having a fourth quarter peak season in 2009,” said Peter J. Rose, Chairman and Chief Executive Officer. “Despite the capacity challenges in the airfreight markets, which resulted in rapid rate increases and associated yield declines, it was reassuring to once again experience airfreight tonnages greater than those handled during the same period the year before—up 16% for the fourth quarter and 36% for the month of December. Fourth quarter ocean freight container counts were 5% lower than 2008 levels, but that was the smallest quarterly ‘lower’ that we’ve seen all year and December was actually up 4% on a year-over-year basis—which was a first this year. In short, we were plenty busy and, as expected, our people came through with flying colors. For a while there during the fourth quarter it almost seemed like ‘old times’,” Rose went on to say.

“This fourth quarter was both a vindication and an affirmation of the correctness of strategic decisions we made nearly eighteen months ago. We started with a ‘no layoffs’ strategy to protect our most important assets…our people. Despite being chided by some, that move has been applauded by those who matter most…our employees, our customers and our shareholders. We could not have managed this recent peak season if we had over-reacted and executed whole-scale layoffs last spring and summer,” Rose commented. “Instead, we used available resources to vigorously pursue a strategy of customer retention and aggressive market share expansion. When the markets turned up during peak season, we saw just how effective those strategies were. We also reaffirmed our strong commitment to cost management. A rigid focus on all of these strategies paid off. We’re still here and we’re still standing...all of us, battered and bruised a bit, but better for the struggle. Having proven our mettle in 2009, we’re excited about 2010,” concluded Rose.

Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 182 full-service offices, 64 satellite locations and 4 international service centers located on six continents linked into a seamless worldwide network through an integrated information management system. Services include air and ocean freight forwarding, vendor consolidation, customs clearance, marine insurance, distribution and other value added international logistics services.

[1]	Diluted earnings attributable to shareholders per share.

NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.

Fourth Quarter 2009 Earnings Release

February 23, 2010

Expeditors International of Washington, Inc.

Financial Highlights

Three months and Year ended

December 31, 2009 and 2008

(Unaudited)

(in 000’s except share data)

	Three months ended December 31,		% Decrease	Year ended December 31,		% Decrease
	2009	2008		2009	2008
Revenues	$1,246,911	$1,307,389	5%	$4,092,283	$5,633,878	27%
Net revenues	$369,712	$402,481	8%	$1,382,786	$1,603,261	14%
Operating income	$110,354	$119,205	7%	$385,001	$473,136	19%
Net earnings attributable to shareholders	$69,135	$77,728	11%	$240,217	$301,014	20%
Diluted earnings attributable to shareholders per share	$.32	$.36	11%	$1.11	$1.37	19%
Basic earnings attributable to shareholders per share	$.33	$.37	11%	$1.13	$1.41	20%
Weighted average diluted shares outstanding	216,378,536	216,925,452		216,533,240	219,170,003
Weighted average basic shares outstanding	211,992,092	211,952,384		212,112,744	212,755,946

During the fourth quarter of 2009, the Company closed its offices in Venezuela.

Investors may submit written questions via e-mail to: investor@expeditors.com

Or by fax to: (206) 674-3459

Questions received by the end of business on February 26, 2010 will be considered in management’s

8-K “Responses to Selected Questions” expected to be filed on or about March 5, 2010.

Disclaimer on Forward-Looking Statements:

Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on future economic trends, improving business climate, positive trends in freight volumes, ability to retain customers, ability to reduce costs and ability to grow market share. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, regulatory changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual and Quarterly Reports filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	December 31, 2009	December 31, 2008
Assets
Current assets:
Cash and cash equivalents	$925,929	$741,028
Short-term investments	655	658
Accounts receivable, net	810,369	788,176
Deferred Federal and state income taxes	8,338	7,986
Other current assets	42,539	35,511

Total current assets	1,787,830	1,573,359

Property and equipment, net	495,701	493,129
Goodwill, net	7,927	7,927
Other intangibles, net	4,938	6,503
Other assets, net	27,326	19,921

	$2,323,722	$2,100,839

Liabilities and Equity

Current liabilities:
Accounts payable	546,675	491,823
Accrued expenses, primarily salaries and related costs	145,545	150,487
Federal, state and foreign income taxes	16,166	28,039

Total current liabilities	708,386	670,349

Deferred Federal and state income taxes	53,989	46,574

Shareholders’ equity:
Preferred stock; none issued	—	—
Common stock, par value $.01 per share; issued and outstanding 212,025,494 shares at December 31, 2009 and 211,973,377 shares at December 31, 2008	2,120	2,120
Additional paid-in capital	18,265	7,150
Retained earnings	1,532,018	1,372,356
Accumulated other comprehensive income (loss)	604	(15,208)

Total shareholders’ equity	1,553,007	1,366,418

Noncontrolling interest	8,340	17,498

Total equity	1,561,347	1,383,916

	$2,323,722	$2,100,839

23-February-2010	Expeditors International of Washington, Inc.	Page 3 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(In thousands, except share data)

(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2009	2008	2009	2008
Revenues:
Airfreight services	$628,097	$579,580	$1,831,317	$2,541,377
Ocean freight and ocean services	348,305	460,563	1,297,685	1,990,983
Customs brokerage and other services	270,509	267,246	963,281	1,101,518

Total revenues	1,246,911	1,307,389	4,092,283	5,633,878

Operating expenses:
Airfreight consolidation	493,711	430,167	1,341,842	1,962,621
Ocean freight consolidation	268,612	361,517	973,462	1,596,346
Customs brokerage and other services	114,876	113,224	394,193	471,650
Salaries and related costs	202,697	217,687	774,214	863,846
Rent and occupancy costs	19,463	18,446	74,324	76,984
Depreciation and amortization	9,910	9,953	40,035	40,003
Selling and promotion	7,985	9,649	26,295	37,778
Other	19,303	27,541	82,917	111,514

Total operating expenses	1,136,557	1,188,184	3,707,282	5,160,742

Operating income	110,354	119,205	385,001	473,136

Interest income	1,924	6,193	10,177	21,077
Interest expense	(95)	(14)	(499)	(183)
Other, net	367	2,205	8,193	5,542

Other income, net	2,196	8,384	17,871	26,436

Earnings before income taxes	112,550	127,589	402,872	499,572
Income tax expense	42,900	48,883	162,475	196,593

Net earnings	69,650	78,706	240,397	302,979

Less: net earnings attributable to noncontrolling interest	515	978	180	1,965

Net earnings attributable to shareholders	$69,135	$77,728	$240,217	$301,014

Diluted earnings attributable to shareholders per share	$0.32	$0.36	$1.11	$1.37

Basic earnings attributable to shareholders per share	$0.33	$0.37	$1.13	$1.41

Dividends declared and paid per common share	$0.19	$0.16	$0.38	$0.32

Weighted average diluted shares outstanding	216,378,536	216,925,452	216,533,240	219,170,003

Weighted average basic shares outstanding	211,992,092	211,952,384	212,112,744	212,755,946

23-February-2010	Expeditors International of Washington, Inc.	Page 4 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2009	2008	2009	2008
Operating Activities:
Net earnings	$69,650	$78,706	$240,397	$302,979
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for losses on accounts receivable	13	1,046	804	1,976
Deferred income tax expense (benefit)	11,336	(1,240)	(1,609)	16,350
Excess tax benefits from stock plans	(345)	(1,074)	(5,726)	(10,954)
Stock compensation expense	10,070	10,763	39,135	44,879
Depreciation and amortization	9,910	9,953	40,035	40,003
Gain on sale of assets	(40)	(48)	(42)	(699)
Other	878	698	1,970	2,026
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(121,395)	169,287	(1,077)	85,841
Decrease (increase) in other current assets	1,835	454	(291)	(1,413)
Increase (decrease) in accounts payable and accrued expenses	58,698	(162,368)	29,910	(66,470)
Decrease in income taxes payable, net	(9,640)	(3,597)	(12,706)	(5,552)

Net cash provided by operating activities	30,970	102,580	330,800	408,966

Investing Activities:
(Increase) decrease in short-term investments	(22)	(282)	26	(72)
Purchase of property and equipment	(9,364)	(10,569)	(34,700)	(59,726)
Proceeds from sale of property and equipment	151	82	276	369
Prepayment on long-term land lease, net	4,193	—	(5,049)	—
Other	(748)	(486)	(1,901)	204

Net cash used in investing activities	(5,790)	(11,255)	(41,348)	(59,225)

Financing Activities:
Proceeds from issuance of common stock	4,414	4,572	46,925	51,460
Repurchases of common stock	(7,434)	(9,258)	(84,509)	(154,178)
Excess tax benefits from stock plans	345	1,074	5,726	10,954
Dividends paid	(40,279)	(33,942)	(80,555)	(68,103)
Distributions to noncontrolling interest	(75)	—	(1,084)	(879)
Purchase of noncontrolling interest	(1,729)	—	(3,851)	—

Net cash used in financing activities	(44,758)	(37,554)	(117,348)	(160,746)

Effect of exchange rate changes on cash and cash equivalents	(1,762)	(9,092)	12,797	(22,566)

(Decrease) increase in cash and cash equivalents	(21,340)	44,679	184,901	166,429

Cash and cash equivalents at beginning of period	947,269	696,349	741,028	574,599

Cash and cash equivalents at end of period	$925,929	$741,028	$925,929	$741,028

Interest and taxes paid:
Interest	$100	7	$497	173
Income taxes	37,028	48,147	158,745	172,146

23-February-2010	Expeditors International of Washington, Inc.	Page 5 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. AND SUBSIDIARIES

Business Segment Information

(In thousands)

(Unaudited)

	United States	Other North America	Latin America	Asia	Europe and Africa	Middle East and India	Austral- asia	Elimi- nations	Consoli- dated
Three months ended December 31, 2009
Revenues from unaffiliated customers	$277,141	37,790	16,574	662,475	167,280	64,918	20,733		1,246,911
Transfers between geographic areas	21,117	2,004	3,548	4,761	8,613	3,597	2,699	(46,339)	—

Total revenues	$298,258	39,794	20,122	667,236	175,893	68,515	23,432	(46,339)	1,246,911

Net revenues	$148,265	17,613	11,537	96,353	63,809	21,106	11,029		369,712
Operating income	$22,426	8,741	3,847	47,733	17,536	7,688	2,383		110,354
Identifiable assets	$1,188,111	82,166	42,478	454,023	387,494	128,690	39,315	1,445	2,323,722
Capital expenditures	$5,639	247	107	760	1,560	714	337		9,364
Depreciation and amortization	$5,181	360	358	1,732	1,478	613	188		9,910
Equity	$965,620	40,421	17,809	338,208	148,592	77,566	24,796	(51,665)	1,561,347

Three months ended December 31, 2008
Revenues from unaffiliated customers	$308,481	43,039	18,317	674,137	179,563	66,833	17,019		1,307,389
Transfers between geographic areas	26,911	2,626	4,682	4,792	10,996	4,305	2,289	(56,601)	—

Total revenues	$335,392	45,665	22,999	678,929	190,559	71,138	19,308	(56,601)	1,307,389

Net revenues	$151,794	21,494	13,088	113,312	68,081	22,489	12,223		402,481
Operating income	$16,861	8,315	4,560	60,677	16,556	8,215	4,021		119,205
Identifiable assets	$978,189	64,652	44,377	469,819	392,820	116,167	30,364	4,451	2,100,839
Capital expenditures	$5,618	301	218	3,988	32	304	108		10,569
Depreciation and amortization	$5,336	336	258	1,855	1,410	591	167		9,953
Equity	$773,565	32,530	26,030	357,855	138,710	60,504	18,593	(23,871)	1,383,916

Twelve months ended December 31, 2009
Revenues from unaffiliated customers	$982,103	129,272	64,060	2,035,568	582,759	232,766	65,755		4,092,283
Transfers between geographic areas	75,964	7,344	13,520	16,624	27,699	14,602	10,147	(165,900)	—

Total revenues	$1,058,067	136,616	77,580	2,052,192	610,458	247,368	75,902	(165,900)	4,092,283

Net revenues	$547,879	65,331	44,182	372,033	229,432	82,335	41,594		1,382,786
Operating income	$117,908	20,253	12,538	155,158	43,953	23,050	12,141		385,001
Identifiable assets	$1,188,111	82,166	42,478	454,023	387,494	128,690	39,315	1,445	2,323,722
Capital expenditures	$24,908	724	688	2,018	3,407	2,201	754		34,700
Depreciation and amortization	$21,010	1,391	1,087	7,446	5,968	2,473	660		40,035
Equity	$965,620	40,421	17,809	338,208	148,592	77,566	24,796	(51,665)	1,561,347

Twelve months ended December 31, 2008
Revenues from unaffiliated customers	$1,269,858	162,730	81,586	2,974,328	789,442	274,094	81,840		5,633,878
Transfers between geographic areas	108,864	10,205	15,742	21,156	44,721	17,598	8,888	(227,174)	—

Total revenues	$1,378,722	172,935	97,328	2,995,484	834,163	291,692	90,728	(227,174)	5,633,878

Net revenues	$622,367	75,376	52,334	436,050	280,229	86,712	50,193		1,603,261
Operating income	$119,115	20,094	15,059	213,555	63,156	25,795	16,362		473,136
Identifiable assets	$978,189	64,652	44,377	469,819	392,820	116,167	30,364	4,451	2,100,839
Capital expenditures	$25,640	2,149	1,158	20,359	7,074	2,836	510		59,726
Depreciation and amortization	$21,558	1,347	1,177	6,294	6,470	2,274	883		40,003
Equity	$773,565	32,530	26,030	357,855	138,710	60,504	18,593	(23,871)	1,383,916

23-February-2010	Expeditors International of Washington, Inc.	Page 6 of 6